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                                                                Exhibit 99.1(b)1
                                                           Q3 NORMALIZED RESULTS

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NATIONAL DATA CORPORATION AND SUBSIDIARIES

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(In thousands, except per share data)
---------------------------------------------------------------------------------------------------------------------

                                                                                 Three Months Ended February  28/29,
                                                       --------------------------------------------------------------
                                                                                2001                           2000
                                                       --------------------------------------------------------------
Revenues:
     Information management                                                    $37,195                        $33,746
     Network services and systems                                               51,037                         37,957
                                                       --------------------------------------------------------------
                                                                                88,232                         71,703
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Operating expenses:
     Cost of service                                                            45,718                         35,081
     Sales, general and administrative                                          18,653                         17,161
     Depreciation and amortization                                               8,686                          6,375
                                                       --------------------------------------------------------------
                                                                                73,057                         58,617
                                                       --------------------------------------------------------------

Operating income                                                                15,175                         13,086
---------------------------------------------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                                                     101                             88
     Interest and other expense                                                 (2,054)                        (1,727)
     Minority interest in earnings                                                 841                              -
                                                       --------------------------------------------------------------
                                                                                (1,112)                        (1,639)
                                                       --------------------------------------------------------------

Income before income taxes                                                      14,063                         11,447
Provision for income taxes                                                       5,414                          4,407
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   Net income                                                                  $ 8,649                        $ 7,040
                                                       --------------------------------------------------------------


Basic earnings per share                                                       $  0.26                        $  0.21
                                                       ==============================================================
Diluted earnings per share                                                     $  0.25                        $  0.21
                                                       ==============================================================

Basic shares                                                                    32,992                         32,920
                                                       ==============================================================
Diluted  shares                                                                 34,348                         33,810
                                                       ==============================================================

                                                                                      Press Release Attachment Page 1

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